BLACKROCK LIQUIDITY FUNDS
TempFund
TempCash
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
MuniFund
MuniCash
California Money Fund
New York Money Fund
(each, a “Fund” and collectively, the “Funds”)

All Share Classes

Supplement Dated June 29, 2011 to the
Prospectuses Dated February 28, 2011

Effective July 1, 2011, BlackRock Advisors, LLC (“BlackRock Advisors”) will replace BlackRock Institutional Management Corporation (“BIMC”) as the investment manager and administrator of BlackRock Liquidity Funds (the “Trust”). The change is the result of the transfer of BIMC’s investment management and administration obligations to BlackRock Advisors, its direct parent entity, in anticipation of the liquidation of BIMC.

The same portfolio management team will continue to manage each Fund under BlackRock Advisors as it currently does under BIMC. There will be no change of actual control or management of the manager/administrator and the transfer will not result in an assignment of the management agreement between the Trust and BIMC. The management agreement with BlackRock Advisors will be identical to the existing management agreement with BIMC in all respects, with the exception of the change in the name of the manager and the date of the agreement and certain non-material revisions. BlackRock Advisors will also assume BIMC’s obligations under the expense limitation agreement pursuant to which BlackRock Advisors will waive fees and/or reimburse ordinary operating expenses so that management fees and miscellaneous expenses for TempFund and TempCash will not exceed 0.18% of average daily net assets and for the other Funds will not exceed 0.20% of average daily net assets.

BlackRock Advisors is a registered investment adviser that was organized in 1994 to perform advisory services for investment companies. Its principal offices are located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

Investors should retain this Supplement with the Prospectuses for future reference.

Code # ALLPR-LIQ-0611SUP